NOTICE AND CERTIFICATION OF
                               NO ORAL AGREEMENTS


         THIS NOTICE AND CERTIFICATION OF NO ORAL AGREEMENTS (this "Agreement") is made by and among VALUE PARTNERS, LTD., a Texas Limited Partnership, ("Lender"), TELENATIONAL COMMUNICATIONS LIMITED PARTNERSHIP, a Nebraska Limited Partnership, ("Telenational"), WorldPort Communications, Inc., a Delaware Corporation ("WorldPort") and Telenational Communications, Inc., a Delaware corporation and wholly owned subsidiary of WorldPort ("TCI" or "Subsidiary") as of June 20, 1997 ( WorldPort and TCI shall be referred to herein as "Borrower").

         Lender hereby gives the following notice to Borrower and Telenational, and Borrower and Telenational hereby acknowledge and agree with such notice:

         THE WRITTEN LOAN DOCUMENTS  REPRESENT THE FINAL  AGREEMENT  BETWEEN THE
         PARTIES   AND  MAY  NOT  BE   CONTRADICTED   BY   EVIDENCE   OF  PRIOR,
         CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         FOR PURPOSES OF THIS NOTICE, THE WRITTEN LOAN DOCUMENTS ARE COMPRISED OF THE FOLLOWING (all of which are dated as of June 20, 1997);

         1.    First Amended Loan Modification Agreement

         2. Second Amended and Restated Senior Secured Promissory Note in the principal sum of $850,000

         3.    First Amended Pledge and Security Agreement

         4.    Amendment to Financing Statement - State (and related documents)

         5.    Amendment to Financing Statement - County (and related documents)

         6.    Notice and Certification of No Oral Agreements

         7. Resolutions By the Unanimous Written Consent of the Directors of IMTS, Inc.

         8. Resolutions By the Unanimous Written Consent of the General Partner of Value Partners, Ltd.

         9.    Resolutions  By  the  Unanimous  Written  Consent of Directors of
               WorldPort





NOTICE AND CERTIFICATION OF NO ORAL AGREEMENTS             PAGE 1

         10. Resolutions By the Unanimous Written Consent of Directors of Subsidiary

         11.   Security Interest Subordination Agreement

         This Agreement may be executed in separate or multiple counterparts by the parties, and all of such counterparts shall be considered as one and the same instrument notwithstanding the fact that various counterparts are signed by only one or more of the parties, and all of such Agreements shall be deemed but one and the same Agreement.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first above written.

                                 LENDER:

                                 VALUE PARTNERS, LTD.

                                 By: Fisher Ewing Partners,
                                 a Texas general partnership

                                 General Partner

                                 By: /s/Timothy Ewing
                                     ----------------------------
                                          Timothy Ewing
                                 Its:     General Partner


                                 OTHER PARTIES:

                                 TELENATIONAL COMMUNICATIONS LIMITED PARTNERSHIP

                                 By:        IMTS, Inc.
                                     ----------------------------
                                          General Partner

                                 By: /s/Edmund Blankenau
                                     ----------------------------
                                 Its:     President and CEO

                                 BORROWERS:


                                 WORLDPORT COMMUNICATIONS, INC.




NOTICE AND CERTIFICATION OF NO ORAL AGREEMENTS             PAGE 2

                                 By:  /s/John Dalton
                                      ---------------------------
                                 Its: President & C.E.O.
                                      ---------------------------

                                 TELENATIONAL COMMUNICATIONS, INC.

                                 By:  /s/John Dalton
                                      ---------------------------
                                 Its: President & C.E.O.
                                      ---------------------------